SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                        _______________
                            FORM 8-K
                         CURRENT REPORT
             PURSUANT TO SECTION 13 or 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):  _September 23, 1998
                         Ashworth, Inc.
       (Exact Name of Registrant as Specified in Charter)


                            Delaware
                           000-18553
                          84-105-2000
                  (State or Other Jurisdiction
                       of Incorporation)
                          (Commission
                          File Number)
                         (IRS Employer
                      Identification No.)


          2791 Loker Avenue West, Carlsbad California
                             92008
            (Address of Principal Executive Offices)
                           (Zip Code)
Registrant's telephone number, including area code:  (760) 438-6610

                              N/A
 (Former Name or Former Address, if Changed Since Last Report)



Total of sequentially numbered pages:  3.

Item 5.   Other Events
On September 23, 1998, the board of directors of Ashworth, Inc. (the "Company") adopted a stockholder rights plan. Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein and attached as exhibits hereto:

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit   Description
99.1 Summary of the Rights issued pursuant to the Rights Agreement dated as of October 6, 1998 between Ashworth, Inc. and American Securities Transfer & Trust, Inc..
99.2 Ashworth, Inc. press release of September 30, 1998 regarding its adoption of a stockholder rights plan.
99.3 Form of letter to be sent to stockholders announcing the adoption of a stockholder rights plan and transmitting a summary of the rights.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.
                         Ashworth, Inc.

Date:  October 9, 1998        By:  /s/ RANDALL L. HERREL, SR.
                              Randall L. Herrel, Sr.
                              President and Chief Executive Officer